EXHIBIT 10.103

LOAN NO.: 26-5330848                                        SALT LAKE CITY, UTAH
                                                                 HOMEWOOD SUITES

                        INDEMNITY AND GUARANTY AGREEMENT

         THIS INDEMNITY AND GUARANTY AGREEMENT (this "Agreement"), made as of September 8, 2000 by APPLE SUITES, INC., a Virginia corporation ("Indemnitor"), whose address is 9 North Third Street, Richmond, Virginia 23219, Attention: S.
J. Olander, in favor of FIRST UNION NATIONAL BANK, a national banking association ("Lender"), whose address is One First Union Center DC-6 (NC0166), Charlotte, North Carolina 28288-0166, Attention: William J. Cohane, Real Estate Capital Markets Contract Finance.

                              W I T N E S S E T H:

         WHEREAS, Apple Suites SPE I, Inc., a Virginia corporation ("Borrower"), has obtained a loan (the "Loan") in the principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) from Lender; and

         WHEREAS, the Loan is evidenced by a Promissory Note (the "Note") dated of even date herewith, executed by Borrower and payable to the order of Lender, in the stated principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00), and is secured by a Deed of Trust, Security Agreement and UCC Fixture Filing dated of even date herewith (the "Deed of Trust") from Borrower for the benefit of Lender, encumbering that certain real property situated in the County of Salt Lake, State of Utah, as more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon (the "Property") and by other documents and instruments described on Exhibit A hereto, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as (the "Loan Documents"); and

         WHEREAS, as a condition to making the Loan to Borrower, Lender has required that Indemnitor indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower has recourse liability and for which Lender has recourse against Borrower under the terms of Section 2.6 of the Note; and

         WHEREAS, Indemnitor is the sole shareholder of Borrower, the extension of the Loan to Borrower is of substantial benefit to Indemnitor and, therefore, Indemnitor desires to indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower is personally liable and for which Lender has recourse against Borrower under the terms of the Note and the Deed of Trust.

         NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby covenants and agrees for the benefit of Lender, as follows:

         1. Indemnity and Guaranty. Indemnitor hereby assumes liability for, hereby guarantees payment to Lender of, hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, "Costs") which may at any time be actually imposed upon, incurred by or awarded against Lender as a result of:

            (a) Misapplication or misappropriation by Borrower of proceeds paid under any insurance policies (or paid to Borrower as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Property, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender;

            (b) Misapplication or misappropriation by Borrower of proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Property to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender;

            (c) Misapplication or misappropriation by Borrower of all tenant security deposits or other refundable deposits paid to or held by Borrower or any other person or entity under the control or direction of Borrower, if any, in connection with leases of all or any portion of the Property, which are not applied in accordance with the terms of the applicable lease or other agreement;

            (d) Misapplication or misappropriation by Borrower of rent and other payments received from tenants under leases of all or any portion of the Property paid more than one (1) month in advance, except as otherwise expressly provided or permitted in the Percentage Lease (as defined in the Deed of Trust);

            (e) Misapplication or misappropriation by Borrower of rents, issues, profits and revenues of all or any portion of the Property received by Borrower or any other person or entity under the control or direction of Borrower that are applicable to a period after the occurrence and continuance of an Event of Default under the Loan Documents, or any event which with notice or the passage of time, or both, would constitute an Event of Default, which are not either applied to the ordinary and necessary expenses or capital expenditures in connection with owning and operating the Property or paid to Lender or otherwise as contemplated or permitted by the Loan Documents;

            (f) Waste committed on the Property, or damage to the Property as a result of the intentional misconduct or gross negligence of Borrower or any of its officers, general partners or members, as the case may be, Indemnitor, or any agent or employee of any such persons, or any removal of any portion of the Property not repaired as required by the Loan Documents (except as otherwise provided in the Percentage Lease) in violation of the terms of


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

the Loan Documents, to the full extent of the losses or damages actually incurred by Lender on account of such occurrence;

            (g) Failure by Borrower to pay any valid taxes, assessments, mechanic's liens, materialmen's liens or other liens which could create liens on any portion of the Property which would be superior to the lien or security title of the Deed of Trust or the other Loan Documents except, with respect to any such taxes or assessments, to the extent that funds have been deposited with Lender pursuant to the terms of the Deed of Trust specifically for the applicable taxes or assessments and not applied by Lender to pay such taxes and assessments;

            (h) All obligations and indemnities of Borrower under Section 1.31 of the Deed of Trust and the Environmental Indemnity Agreement (as defined in the Note) relating to hazardous or toxic substances or radon or compliance with environmental laws and regulations; and

            (i) Fraud, material misrepresentation or failure to disclose a material fact by Borrower or any of its officers, general partners or members, as the case may be, Indemnitor, or any agent, employee or other person authorized to make statements, representations or disclosures on behalf of Borrower, any officer, general partner or member, as the case may be, of Borrower, or Indemnitor, to the full extent of any losses, damages and expenses actually incurred by Lender on account thereof.

         This is a guaranty of payment and performance and not of collection. The liability of Indemnitor for Costs under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan. Indemnitor waives any right to require that an action be brought against Borrower or any other person or to require that resort be made to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Indemnitor shall nevertheless be fully liable for Costs hereunder. In the event of a default under the Loan Documents which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the Costs guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining Costs guaranteed hereby, even though any rights which Indemnitor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.


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

         2. Indemnification Procedures.

            (a) If any action shall be brought against Lender based upon \ny of the Costs for which Lender is indemnified hereunder, Lender shall notify
Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any Costs for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability, and, upon reasonable prior written notice to Indemnitor, Lender shall have the right, at the expense of Indemnitor (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement (absent manifest error), provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, actually incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided.

            (b) Indemnitor shall not, without the prior written consent of Lender, such consent not to be unreasonably withheld or delayed: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as reasonably determined by Lender.

            (c) All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within ten (10) days after receipt of written notice from Lender itemizing in reasonable detail the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten-day period, shall bear interest at the Default Interest Rate (as defined in the Note).

            3. Reinstatement of Obligations. If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or Borrower), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be


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

effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.

         4. Waivers by Indemnitor. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:

            (a) Any right to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power or under any other agreement before proceeding against Indemnitor hereunder;

            (b) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

            (c) Except as expressly provided herein, demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Indemnitor or on the part of any other person whomsoever under this or any other Loan Document held by Lender;

            (d) Any defense based upon an election of remedies by Lender;

            (e) Any right or claim or right to cause a marshalling of the assets of Indemnitor;

            (f) Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

            (g) Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;

            (h) Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

            (i) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;


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

            (j) Any lack of commercial reasonableness in dealing with the collateral for the Loan;

            (k) Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

            (l) An assertion or claim that the automatic stay provided by 11 U.S.C. ss.362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Indemnitor or the collateral for the Loan;

            (m) Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

            (n) Any action, occurrence, event or matter consented to by Indemnitor under Section 6(h) hereof, under any other provision hereof, or otherwise.

         5. Representation and Warranty. Indemnitor hereby represents, warrants and covenants that Indemnitor's net worth is, and at all times while this Agreement shall be in effect, shall be not less than $500,000, as determined in accordance with generally accepted accounting principles consistently applied.

         6. General Provisions.

            (a) Fully Recourse. All Costs guaranteed hereunder are recourse obligations of Indemnitor and not restricted by any limitation on recourse liability set forth in any of the Loan Documents.

            (b) Unsecured Obligations. Indemnitor hereby acknowledges that Lender's appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitor's indemnity set forth herein among the obligations secured by the Deed of Trust and the other Loan Documents and that Lender would not make the Loan but for the unsecured recourse liability undertaken by Indemnitor herein. Indemnitor further hereby acknowledges that even though the representations, warranties, covenants or agreements of Indemnitors contained herein may be identical or substantially similar to representations, warranties, covenants or agreements of Borrower set forth in the Note and secured by the Deed of Trust, the obligations of Indemnitor under this Agreement are not secured by the lien of the Deed of Trust or the security interests or other collateral described in the Deed of Trust or the


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

other Loan Documents, it being the intent of Lender to create separate obligations of Indemnitor hereunder which can be enforced against Indemnitor without regard to the existence of the Deed of Trust or other Loan Documents or the liens or security interests created therein.

            (c) Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Deed of Trust or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.

            (d) No Subrogation; No Recourse Against Lender. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation to Lender against Borrower, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agrees with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

            (e) Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. ss.9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

            (f) Financial Statements. Indemnitor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to comply with the provisions of Section 1.18(f) of the Deed of Trust as concerns Indemnitor. Indemnitor hereby warrants and represents unto Lender that any and all financial data which have heretofore been given or may hereafter be given to Lender with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor.

            (g) Rights Cumulative; Payments. Lender's rights under this Agreement shall be in addition to all rights of Lender under the Note, the Deed of Trust and the other Loan Documents. FURTHER, PAYMENTS MADE BY INDEMNITOR UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT BORROWER'S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE DEED OF TRUST AND THE OTHER LOAN

DOCUMENTS EXCEPT WITH RESPECT TO, AND TO THE EXTENT OF, BORROWER'S OBLIGATION AND LIABILITY FOR THE PAYMENT MADE BY INDEMNITOR.

            (h) No Limitation on Liability. Indemnitor hereby consents and agrees that Lender may at any time and from time to time without further consent from Indemnitor do any of the following events, and the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration unless the same shall have the effect of satisfying Borrower's obligations under the Loan
Documents: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Deed of Trust or any of the other Loan Documents or any sale or transfer of the Property (but subject to the provisions of Section 1.5(d)(C)(5) of the Note and Section 1.13(b)(10) of the Deed of Trust); (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender's failure to record the Deed of Trust or to file any financing statement (or Lender's improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; or (viii) the modification of the terms of any one or more of the Loan Documents. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Indemnitor's obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

            (i) Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

            (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, EXCEPT TO THE EXTENT THAT THE APPLICABILITY OF ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.


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

            (k) Binding Effect; Waiver of Acceptance. This Agreement shall bind Indemnitor and its heirs, personal representatives, successors and assigns and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of its rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitor.

            (l) Notice. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

            (m) No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term "business day" as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

            (n) Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

            (o) Reasonable Attorney's Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitor agrees to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.

            (p) Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

            (q) Reliance. Lender would not make the Loan to Borrower without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

            (r) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

            (s) SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

            (1) INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY AND STATE IN WHICH THE PROPERTY IS LOCATED, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT INDEMNITOR WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM).

            (2) INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION

      OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR INDEMNITOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR INDEMNITOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

            (t) Waiver by Indemnitor. Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Indemnitor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. ss.105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor or the collateral for the Loan by virtue of this Agreement or otherwise.

            (u) Secondary Market. Lender may sell, transfer and deliver the Loan Documents to one or more investors in the secondary mortgage market. In connection with such sale, Lender may retain or assign responsibility for servicing the Loan or may delegate some or all of such responsibility and/or obligations to a servicer, including, but not limited to, any subservicer or master servicer, on behalf of the investors.

            (v)  Dissemination of Information.  If Lender determines at any time to sell, transfer or assign the Note, the Deed of Trust and the other Loan Documents, and any or all servicing rights with respect thereto, or to grant participations therein (the "Participations") or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"), Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor, or their respective successors in such Participations and/or Securities (collectively, the "Investor") or any Rating Agency (as defined in the Deed of Trust) rating such Securities, each prospective Investor and each of the foregoing's respective counsel, all documents and information which Lender now has or may hereafter acquire relating to the Loan and to Borrower, any Indemnitor and the Property, which shall have been furnished by Borrower, or any Indemnitor as Lender determines necessary or desirable.

             [THE BALANCE OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, Indemnitor has executed this Indemnity Agreement as of the day and year first written above.

                                                      INDEMNITOR:

                                                      APPLE SUITES, INC.,
                                                      a Virginia corporation


                                                      By: /s/ Glade M. Knight
                                                          ----------------------
                                                          Name:  Glade M. Knight
                                                          Title: President

                                    EXHIBIT A

                                Legal Description

                                    [OMITTED]

                                    EXHIBIT B

                                 Loan Documents

           1. Promissory Note from Apple Suites SPE I, Inc. to First Union National Bank

           2. Deed of Trust, Security Agreement and UCC Fixture Filing from Apple Suites SPE I, Inc. to First Union National Bank

           3. Security Agreement from Apple Suites SPE I, Inc. to First Union National Bank

           4. Indemnity and Guaranty Agreement from Apple Suites, Inc. to First Union National Bank

           5. Environmental Indemnity Agreement from Apple Suites SPE I, Inc. and Apple Suites, Inc. to First Union National Bank

           6. Assignment of Leases, Rents and Profits from Apple Suites SPE I, Inc. to First Union National Bank

           7. Assignment of Contracts and Permits from Apple Suites SPE I, Inc. to First Union National Bank

           8.  Consent and Agreement of Manager by Promus Hotels, Inc.

           9.  Disbursement Authorization by Apple Suites SPE I, Inc.

          10. Receipt and Closing Certificate by Apple Suites SPE I, Inc. and Apple Suites, Inc.

          11.  Form W-9 by Apple Suites SPE I, Inc.

          12. Certificate Regarding Organizational Documents by Apple Suites SPE I, Inc.

          13.  UCC-1 Fixture filings by Apple Suites SPE I, Inc.
               (Utah Secretary of State and Salt Lake County)

          14. UCC-1 Financing Statement by Apple Suites SPE I, Inc. (Virginia State Corporation Commission)